EXHIBIT 24


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Valmont Industries, Inc., a Delaware corporation, hereby constitutes and appoints Mogens C. Bay and Terry J. McClain, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Valmont Industries, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-8 under said Act of 800,000 shares of common stock of this corporation, which may be offered for sale under the Valmont 1996 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of Valmont Industries, Inc. and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 22nd day of April, 1996.


                                     /s/ Robert B. Daugherty
                                  _______________________________
                                  Robert B. Daugherty, Director

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Valmont Industries, Inc., a Delaware corporation, hereby constitutes and appoints Mogens C. Bay and Terry J. McClain, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Valmont Industries, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-8 under said Act of 800,000 shares of common stock of this corporation, which may be offered for sale under the Valmont 1996 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of Valmont Industries, Inc. and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 22nd day of April, 1996.


                                   /s/ Charles M. Harper
                                  _______________________________
                                  Charles M. Harper, Director

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Valmont Industries, Inc., a Delaware corporation, hereby constitutes and appoints Mogens C. Bay and Terry J. McClain, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Valmont Industries, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-8 under said Act of 800,000 shares of common stock of this corporation, which may be offered for sale under the Valmont 1996 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of Valmont Industries, Inc. and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 22nd day of April, 1996.


                                   /s/ Allen F. Jacobson
                                  _______________________________
                                  Allen F. Jacobson, Director

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Valmont Industries, Inc., a Delaware corporation, hereby constitutes and appoints Mogens C. Bay and Terry J. McClain, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Valmont Industries, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-8 under said Act of 800,000 shares of common stock of this corporation, which may be offered for sale under the Valmont 1996 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of Valmont Industries, Inc. and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 22nd day of April, 1996.


                                     /s/ Lloyd P. Johnson
                                  _______________________________
                                  Lloyd P. Johnson, Director

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Valmont Industries, Inc., a Delaware corporation, hereby constitutes and appoints Mogens C. Bay and Terry J. McClain, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Valmont Industries, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-8 under said Act of 800,000 shares of common stock of this corporation, which may be offered for sale under the Valmont 1996 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of Valmont Industries, Inc. and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 22nd day of April, 1996.


                                    /s/ John E. Jones
                                  _______________________________
                                  John E. Jones, Director

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Valmont Industries, Inc., a Delaware corporation, hereby constitutes and appoints Mogens C. Bay and Terry J. McClain, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Valmont Industries, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-8 under said Act of 800,000 shares of common stock of this corporation, which may be offered for sale under the Valmont 1996 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of Valmont Industries, Inc. and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 22nd day of April, 1996.


                                    /s/ Thomas F. Madison
                                  _______________________________
                                  Thomas F. Madison, Director

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Valmont Industries, Inc., a Delaware corporation, hereby constitutes and appoints Mogens C. Bay and Terry J. McClain, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Valmont Industries, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-8 under said Act of 800,000 shares of common stock of this corporation, which may be offered for sale under the Valmont 1996 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of Valmont Industries, Inc. and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 22nd day of April, 1996.


                                    /s/ Walter Scott, Jr.
                                  _______________________________
                                  Walter Scott, Jr., Director

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Valmont Industries, Inc., a Delaware corporation, hereby constitutes and appoints Mogens C. Bay and Terry J. McClain, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Valmont Industries, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-8 under said Act of 800,000 shares of common stock of this corporation, which may be offered for sale under the Valmont 1996 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of Valmont Industries, Inc. and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 22nd day of April, 1996.


                                    /s/ Robert G. Wallace
                                  _______________________________
                                  Robert G. Wallace, Director